                                                                    Exhibit 10.1

                   SECURITY AGREEMENT AND POWER OF ATTORNEY TO
                 LANGSAM BORENSTEIN PARTNERSHIP ("PURCHASER"),
                    BY AMERICANA PUBLISHING, INC. ("SELLER")

     This agreement  ("Agreement") has been made on this day of , 2002,  between
Langsam   Borenstein   Partnership   (hereafter   "Purchaser"),   and  Americana
Publishing, Inc. ("API" or "Seller") all INTENDING TO BE LEGALLY BOUND HEREBY.

     NOW, THEREFORE, the parties, INTENDING TO BE LEGALLY BOUND HEREBY, agree as follows:

1.       PURCHASE OF ACCOUNTS

     1.  Purchase  of  Accounts.  The  Seller  will  offer to sell and assign to
Purchaser its open accounts receivable,  book debts, notes, drafts, acceptances, contracts,  and chooses in action  (hereinafter  called accounts) arising in the ordinary  course of business of Seller,  and Purchaser will purchase from Seller such accounts as are  acceptable to Purchaser.  Purchaser will advance to Seller at the time of the purchase of accounts a percentage  of the face value  thereof in  accordance  with the table  marked  Schedule "B"  attached  hereto;  and the remainder,  hereinafter  called the  holdback,  (less any charges,  discounts as listed on Schedule "B" or deductions and plus any  overpayment)  will be paid to
Seller  upon  payment to  Purchaser  by the parties  indebted  on said  accounts
(hereafter  called  debtors) and upon the terms and  conditions of Schedules "A"
and "B" attached  hereto.  No such payments need be made by Purchaser in respect of any accounts purchased or assigned hereunder,  if Seller is in default in the performance  of any  provisions of this  agreement  with respect to any accounts whatsoever or if any single  account  assigned to Purchaser is  outstanding  for more than 120 days. All of the purchases under this Agreement shall constitute a single transaction.

     2. Costs.  Seller shall pay the cost of filing any financing  statements or other public records required, in Purchaser's discretion,  to perfect a security interest in the collateral  (described  below) offered by Seller as security for the  performance  by  Seller  (and  the  debtors  of  the  Seller)  of  Seller's obligations hereunder. In addition, Purchaser shall deduct from the reserve paid to Seller the charges and discounts shown on Schedule "B" attached hereto.

     3. Seller's  Representations.  As an inducement to enter this Agreement and as inducement  for each future  funding,  and with the full  knowledge  that the truth and accuracy of the  warranties in this Agreement are being relied upon by
Purchaser  instead of a complete credit  investigation,  the Seller  represents, warrants and covenants as follows:  (a)  contemporaneously  with the purchase of accounts pursuant to this Agreement, Seller will execute a schedule of accounts, in a form  approved by Purchaser,  vesting in Purchaser all the Seller's  right, title and interest in and to said  accounts,  with any  securities or guaranties thereon,  and in and to the property evidenced  thereby,  including the right of stoppage  in  transit;  (b)  Seller  will make  proper  entries  upon its books, disclosing the absolute sale of accounts to Purchaser; (c) every account will be bona fide,  will be a certain  undisputed  claim for the amount set forth in the schedule of accounts,  will  represent a sale and delivery of personal  property sold  and/or work or labor done by Seller,  will not be subject to any  dispute, objection,  setoff  or  counterclaim,  and  will  not  be  contingent  upon  the fulfillment  of any contract or condition  whatsoever,  and Purchaser may verify all such accounts or any portion thereof; (d) every debtor named in each account will be solvent, and will remain so until the maturity thereof, and each account will be paid in full on or before the date shown on its due date on the schedule of accounts,  and if not so paid Seller will upon demand promptly pay any amount represented  to be owing thereon to Purchaser;  (e) if any debtor objects to the quality or  quantity of property  sold or work and/or  labor done by Seller,  or rejects,  returns,  or fails or  refuses  to  accept  or  receive  any  property represented by any account,  or if any such property is rerouted or reconsigned, then the Seller will  forthwith  pay to Purchaser the amount  represented  to be owing on such  account,  and in the case of any  property  returned  to  Seller,
Seller will hold such  property in trust for Purchaser and subject to its order, until payment is made  therefor by Seller to Purchaser;  (f) if any allowance or credit on any  account  is given by  Seller,  then  Seller  shall pay the amount thereof  immediately to Purchaser;  (g) Seller,  upon demand, will open all mail only in the presence of a  representative  of Purchaser,  who may take therefrom any  remittances on accounts sold to Seller;  (h) Purchaser may indorse the name of Seller  upon any such  remittances,  if payable  to Seller,  and may sign and indorse the name of Seller on any invoice, freight bill, bill of lading, storage receipt,  warehouse  receipt,  or any other instrument or document in respect of any account,  and may sign the name of Seller on any notices  Purchaser may give to debtors;  (i) Purchaser may, from time to time,  enter  Seller's  premises to inspect, check, make copies of or extracts from the books, accounts,  orders and original correspondence relating to accounts, and Seller will made available its books,  records,  and  files to  Purchaser  at any time for such  purposes;  (j)
Purchaser  may  hold  for  purchase  or  as  security  any  accounts,  property, securities, guaranties or monies of Seller which may at any time be assigned to, be delivered to, or come into the  possession of Purchaser,  and may apply these or the proceeds  thereof to the payment of any amounts which at any time then or thereafter  are or might be owing to  Purchaser  by Seller;  (k) Seller will not sell,  grant a security  interest  in, or assign any of its  accounts  elsewhere without  giving 30 days' written  notice to Purchaser of its intention to do so;
(l) if any debtor suspends business, requests a general extension of time within which to pay its debts, or makes an assignment for the benefit of creditors,  or
if  a  petition  in  bankruptcy,   or  in  equity  for   receivership,   or  for
reorganization  under the Bankruptcy Act or any amendment thereof is filed by or against any debtor, or a creditors' committee is named for any debtor, or in the event of the occurrence of any act whatsoever amounting to a business failure by any debtor,  then in such event,  Seller will  immediately  pay to Purchaser the amount  represented  to be owing by such  debtor on any  account;  (m) if Seller fails to perform promptly or violates any of the promises or obligations  herein contained, then Seller shall pay Purchaser all attorney's fees, court costs, and all other  expenses  which may be expended or incurred by Purchaser to obtain or enforce  payment of any  account,  either  against  the debtor,  Seller,  or any guarantors,  or expended or incurred in the  prosecution  of any action  against
Seller or any guarantors  concerning any matter growing out of or connected with the subject matter of this Agreement and accounts  purchased herein;  (n) Seller will execute and deliver to Purchaser any and all instruments or documents,  and do any and all  things,  necessary  or  convenient  to  carry  into  effect  the provisions of this Agreement,  and to facilitate the collection of any accounts;
and (o)  Purchaser  shall  have the  right to  notify  the U.S.  Postal  Service authorities  to change the address for the delivery of mail  addressed to Seller to such address as  Purchaser  may  designate;  (p) Seller and  guarantor  shall promptly report to Purchaser any change of address of their respective places of business or residence, and failure to do so shall constitute a default under the terms of this Agreement; (q) Seller's business is solvent; (r) Seller is, at the time of purchase by Purchaser,  the lawful owner of and has good and  undisputed title to the accounts  purchased by Purchaser;  (s) Seller does not own, control or  exercise  dominion  over,  in  any  way  whatsoever,  the  business  of  any account/customer  to be  purchased  by  Purchaser;  (t) all  financial  records, statement,  books or other  documents  shown to Purchaser by Seller at any time, either before or after the signing of this Agreement are true and accurate;  (u)
Seller will not, under any circumstances or in any manner whatsoever,  interfere with any of Purchaser's rights under this Agreement;  (v) Seller will not factor or sell  accounts  except to  Purchaser  for the period of this  Agreement;  (w)
Seller will not change or modify the terms of the original account with customer unless Purchaser first consents to such change in writing.  For example,  Seller may not extend  credit to customer  beyond  thirty days  without  prior  written consent  from  Purchaser;  (x) Seller  will  maintain  such  insurance  covering
Seller's business and/or the property of Seller's  customers as is customary for businesses  similar to the business of Seller and, at the request of  Purchaser, name  Purchaser  as loss payee of such  insurance;  (y) Seller will  immediately notify  Purchaser of any proposed or actual change of Seller's  name,  location, identity,  legal entity or corporate  structure;  (z) all of the  Collateral  is owned by Seller alone, free and clear of all liens, claims, security interest(s)
or  encumbrances  except  those  granted  to  Purchaser  or  those  specifically disclosed  in writing to Purchaser  and  accepted by Purchaser in writing;  (aa)
Seller has never  previously  billed for the goods or services  contained in the invoice(s)  delivered  to  Purchaser  for  sale,  and  said  invoice(s)  are not duplicative in any part; (ab) Seller and Guarantor have full power and authority to enter this  Agreement and Seller has  authorized  the sale of its accounts to
Purchaser;  (ac) each account  receivable is current and presently due to Seller and is for the amount stated in Schedule "A"; (ad) in event of Seller's  default or breach of this Agreement, if Purchaser desires an audit (review of any or all of Seller's  financial  records),  Seller shall  immediately  pay  Purchaser all reasonable  expenses  incident to the audit,  whether done by a Certified Public
Accountant  or not; (ae) Seller has no  outstanding  tax liability to the United
States of America,  any state or any local or other taxing  authority;  and (af)
upon  execution by Seller of this  Agreement  and the filing of UCC-1  Financing
Statements,  Purchaser  will then and for the duration of this  Agreement have a valid and legally binding first lien on the Collateral of Seller.

     All of the  foregoing  warranties  and  representations  are  material  and
Purchaser is relying on said  representations  and  warranties  in entering into this Security Agreement.  Seller incorporates by reference,  as though fully set forth, all of the representations,  warranties,  terms, covenants and conditions set  forth in this  Agreement  in each  subsequent  sale of  accounts,  funding,
Schedule  "A" or "B"  or any  other  advance  to  Purchaser,  whether  expressly contained in any document surrounding such event or not.

     Seller agrees to notify  Purchaser  immediately  if any  representation  or warranty is or becomes untrue or inaccurate.

     4. Indemnification: Seller and Guarantor shall indemnify Purchaser and hold it harmless  from and against any and all claims with  respect to the  accounts, including, without limitation, claims of the account debtors, it being expressly acknowledged  by Seller that the  transfer of title to the accounts to Purchaser shall not constitute the assumption by Purchaser of any obligation  with respect to the products or services which are the subject of the accounts.

     5. Customer Credit Approval. Seller shall submit to Purchaser the principal terms of each of Seller's  customers' orders for credit approval.  Purchaser may withdraw  credit  approval at any time before Seller delivers goods per contract or renders the services per contract.

     6.  Collection  of Accounts  Receivable.  Seller  authorizes  Purchaser  to collect accounts from the debtors of Seller. Seller agrees that it will transmit and deliver to Purchaser at Philadelphia,  Pennsylvania, on the dates of receipt thereof, all original checks, notes, drafts,  acceptances, or other evidences or forms of  payment  received  by Seller on  payment  of, or on  account  of,  any accounts  sold to  Purchaser,  and  Purchaser  shall  accept at par,  subject to payment, all such remittances. Purchaser may notify any debtor or debtors of the assignment of accounts by Seller,  and may collect such  accounts  directly from any such debtor,  and Seller does hereby  constitute  and appoint  Purchaser its attorney-in-fact  irrevocably,  for  it and in its  name,  and at the  cost  and expense of Seller, to demand,  collect,  compromise,  sue for, and institute and complete any action or  proceedings  whatsoever for the collection of any monies due upon any accounts.

     7. Lien and Security Interest; Assignments of Receivable

          (a) To secure the  payment of its  obligations  to  Purchaser,  Seller grants to Purchaser a continuing  general lien and security interest in all receivables and in all Seller's rights, title and interest in all accounts,
     security  agreements,   notes,  bills,   acceptances,   installment  paper,
     certificates of deposit, tax refunds, insurance proceeds,  conditional sale
     or  lease  contracts,   chattel  mortgages  or  deeds  of  trust,   general
     intangibles,  and  contract  rights,  and  all  other  hypothecations,  and promises  or duties to pay money,  now or  hereafter  owned or  acquired by
     Seller, and all proceeds and collections  thereof, all guaranties and other security therefor, and all right, title, and interest of Seller in:

          All accounts,  contract rights,  general  intangibles,  chattel paper, instruments,  equipment and inventory located at its facility at 142 Truman
     Street,  Albuquerque,  New Mexico 87108,  as these terms are defined in the
     Pennsylvania  Uniform Commercial Code, 13 Pa. C.S. Section 1101 et seq;, or
     alternatively,  by those statutes in any states where Debtor does business, called the Uniform  Commercial Code (hereinafter  "UCC"), and any proceeds, substitutions and replacements.

          Without limiting the foregoing, collateral shall include:

          All accounts,  contract rights,  general  intangibles,  chattel paper, instruments, equipment and inventory, located at its facility at 142 Truman
     Street,  Albuquerque,  New Mexico 87108,  as these terms are defined in the
     Pennsylvania  Uniform  Commercial  Code, 13 Pa. C. S. Section 1101 et seq.,
     and  alternatively,  by those  statutes  in any states  where  Debtor  does
     business,   called   the  "UCC"  and  any   proceeds,   substitutions   and
     replacements. Without limiting the foregoing, collateral shall include: all
     Debtor's  rights,  title and  interest in all  accounts,  contract  rights, general  intangibles,  chattel  paper  instruments,  receivables,  security agreements,  documents, notes, drafts, letters or advices of credit, bills, acceptances,  installment  paper,  certificates  of deposit,  tax  refunds,
     insurance  proceeds,   returns   accessions,   conditional  sale  or  lease
     contracts,   chattel  mortgages  or  deeds  of  trust,  all  inventory  and
     (including  interest in any returned,  repossessed or unshipped goods), and all other  hypothecations  and  promises  or duties  to pay  money,  now or hereafter  owned or acquired  by Debtor and all  proceeds  and  collections thereof,  all guaranties and other  security  therefore,  and other amounts owing to Debtor,  together  with all of Debtor's  books of account,  ledger cards and records,  wherever  located,  and all  furniture  and  equipment, tools,  fixtures,  all vehicles, all computer programs and systems owned or operated in connection therewith located at the company's facilities at 142
     Truman Street, Albuquerque,  New Mexico, all products and cash and non-cash proceeds  (including  insurance  policies and proceeds of the foregoing and all guaranties,  claims,  rights,  remedies and privileges relating thereto wherever located. All of the above securing present and future advances.

(all of which is sometimes hereinafter referred to collectively as "Collateral";
the term  "Collateral"  shall also include all  property of whatever  nature now owned or hereafter  acquired by guarantor but leased to Seller or used by Seller with guarantor's consent on any terms other than by lease.) Purchaser shall have the right to use the name of Seller in enforcing Purchaser's rights hereunder.

          (b) Seller does pledge, assign and deliver the Collateral to Purchaser at its  office  in  Philadelphia,  Pennsylvania,  or such  other  places as
     Purchaser  may  designate,  together  with  schedules  executed  by Seller, listing  the  Collateral  and fully and  correctly  specifying  in adequate detail the aggregate unmatured,  unpaid face amount of each item of account and the amount of the deferred installments thereof falling due each month.
     The schedules  shall be of form and tenor  satisfactory  to Purchaser.  Any representation,  warranties,  guaranties  or other  undertakings  of Seller contained  in said  schedules  or endorsed on any  Collateral  or otherwise entered  into by or on behalf of  Seller by any of its  officers  or agents shall be  binding  on  Seller  and  shall  not  limit  any of the  Seller's warranties,  guaranties, or other undertakings contained in this agreement, but all such  warranties,  guaranties and  undertakings  and all rights and remedies of Purchaser  hereunder or under said  schedules,  endorsement  or other undertakings shall be cumulative and none is exclusive. Seller agrees that Purchaser may from time to time verify the validity,  amount and other matters relating to the Collateral by means of mail, telephone or otherwise in the name of  Seller,  Purchaser  or such  other  name as  Purchaser  may choose.

          (c)  Failure to include any item of  Collateral  in any  schedule,  or failure to deliver physical  possession of any instruments,  documents,  or writings in respect of any Collateral shall not invalidate Purchaser's lien and security interest therein,  except to the extent that possession may be required  by  applicable  law for the  perfection  of said lien or security interest.

          (d) Failure of  Purchaser  to demand or require  Seller to include any item of Collateral in any schedule,  to execute any schedule, to assign and deliver any schedule, or to deliver physical possession of any instruments, documents,  or writings  related to the Collateral shall not relieve Seller of its duty to do so.

          (e) After occurrence of any event of default,  as defined in Paragraph
     10 hereof, and until such default is either cured or waived by Purchaser in writing,  Purchaser may,  without prior notice to Seller,  apply all or any part of the  proceeds of any advance or advances  thereafter  made upon any schedule or schedules to reduction of Seller's  loan or advance  account or payment of Seller's obligations.

          (f) All  purchases  and  advances by  Purchaser  to Seller  under this agreement and under all other future agreements constitute one transaction, and all  indebtedness and obligations of Seller to Purchaser under this and under all other  agreements,  present  and future,  constitute  one general obligation  secured  by  collateral  and  security  held  and to be held by
     Purchaser  hereunder and by virtue of all other  agreements  between Seller and Purchaser,  now and hereafter existing. It is distinctly understood and agreed  that all of the rights of  Purchaser  contained  in this  agreement shall  likewise  apply  insofar as  applicable  to any  modification  of or supplement  to this  agreement  and to any other  agreements,  present  and future, between Purchaser and Seller.

          (g) Without the written  consent of  Purchaser,  Seller will not allow any  Financing  Statement or Notice of  Assignment  of Accounts  Receivable
     other than those  executed or filed by Seller or  Purchaser  as a result of purchases or advances hereunder to be on file in any public office covering any of Seller's  accounts  receivable,  proceeds  thereof or other  matters subject to the security  interest  granted to Purchaser in this Paragraph 6 of this agreement.

          (h)  Purchaser  does  hereby  covenant  and agree  that a  release  of
     Purchaser's  lien on Seller's  furniture and fixtures,  equipment and other non-receivable  and  intangibles  related assets shall not be  unreasonably withheld in the event additional financing is sought by Seller.

     8. Reserve  Fund.  Purchaser  shall have the right to create and maintain a reserve fund out of any payments or credits otherwise to be made by Purchaser to
Seller in an amount not to exceed ten (10%) percent of the then aggregate unpaid gross amount of all accounts  purchased  by Purchaser  hereunder,  and to charge against such  reserve  fund any amount for which Seller may become  obligated to
Purchaser,  whether such obligation arises under this Agreement or otherwise. In order to provide for Account  Debtor claims,  Purchaser  shall have the right to revise the amount or the  percentage  of the  reserve  fund from time to time as
Purchaser may deem reasonably necessary to cover such contingencies.  Purchaser, in its sole  discretion,  shall  determine  whether to recover an obligation for advances, reserves or remittals.

     9.  Charges and  Balances.  Purchaser  may charge to  Seller's  account all obligations. "Obligations" means all amounts of any nature whatsoever, direct or indirect,  absolute or  contingent,  due or to become  due,  arising or incurred heretofore  or  hereafter,  arising  under  this or any  other  agreement  or by operation  of law,  now or  hereafter  owing by  Seller to  Purchaser  or to any parent,  subsidiary or affiliate of Purchaser. Said amounts include, but are not limited to, loans,  debts and  liabilities  heretofore or hereafter  acquired by purchase or assignment  from other present or future  clients of ours or through participation.  Without  limiting the foregoing,  obligations  shall include the amounts of all advances,  over  advances,  interest,  commissions,  and customer late-payment  charges  hereunder  and all  Receivables  charged or chargeable to
Sellers'  account  hereunder.   Unless  otherwise  specified,  all  obligations,
including  any debit  balance in Seller's  account,  shall be payable on demand.
Recourse to security  will not be required at any time.  All credit  balances or other  sums  at any  time  standing  to  Seller's  credit  and all  reserves  on
Purchaser's books, and all of Seller's property in Purchaser's possession at any time or in the possession of any parent, affiliate or subsidiary of Purchaser's, or on or in which Purchaser or any of them have a lien or security interest, may be held in reserve by Purchaser as security for all obligations.

     10.  Events  of  Default.  If Seller  defaults  in the  performance  of any provision of this agreement,  suspends  business  voluntarily or  involuntarily, makes an assignment for the benefit of creditors,  or if a receiver is appointed for the  property of Seller,  or if a petition in  bankruptcy,  or in equity for receivership,  or for  reorganization  under the Bankruptcy Act or any amendment thereof,  is filed by or against Seller, or a creditor's  committee is named for
Seller,  or in the event of  occurrence  of any act  whatsoever  amounting  to a business failure by Seller, or if there is any change in officers,  directors or stockholders  of Seller not  occasioned by death,  Purchaser  shall have all the rights and remedies  provided in this  agreement  and in the Uniform  Commercial
Code in force in the State of  Seller's  chief  place of business at the date of this  agreement  and,  in  conjunction  with or  addition  to those  rights  and remedies,  Seller will on demand  repurchase  from Purchaser all the outstanding and unpaid accounts,  and will pay Purchaser  therefore the aggregate  principal amount owing  thereon,  plus charges  accrued  thereon as noted in Schedule "B", actual attorney fees, interest at the prime rate in effect on date of default at the Citizens  Bank,  Philadelphia,  PA, plus three percent (3%), all expenses of collection,  and other  charges or expenses  paid or incurred  by  Purchaser  in respect of accounts,  debtors,  Seller, or guarantors,  or in the prosecution or defense  of any  actions in respect of this  agreement,  or  accounts  purchased hereunder,  less any amounts payable by Purchaser to Seller hereunder;  and upon failure so to do, Purchaser may liquidate  accounts by sale at public or private sale, on ten days' notice by registered mail to Seller, or on such notice as may be required by law, at which sale  Purchaser  may bid for and purchase  accounts free from any right or equity of redemption  of Seller,  and the net proceeds of such sale shall be applied against the repurchase price, and the Seller shall be entitled to any surplus, or shall pay any deficiency.

     11.  Debt  Compromise.  Purchaser  may,  without  notice to  Seller,  grant
extensions  to,  or  adjust  claims,  or  make  compromises,   compositions,  or
settlements with debtors with respect to any accounts or securities or insurance applying thereon without affecting the remaining liability of Seller hereunder.

     12. Waivers.  Seller waives the notice of nonpayment,  protest, and demand, or notice of protest  and  demand,  of any  accounts,  or of any  securities  or instruments relating to any such accounts. The waiver by Purchaser of any breach of this Agreement, or any warranty or guaranty herein, shall not be construed as a waiver of any subsequent  breach.  The failure to exercise any right hereunder by  Purchaser  shall not  operate  as a waiver of such  right.  All  rights  and remedies herein are cumulative and not alternative.

     13. Intentionally Omitted.

     14. Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties, their legal representatives, successors, heirs and assigns.

     15. Place of Business.  Seller warrants and represents that its only places of  business  are those set forth  below  and that  Purchaser  will be  notified promptly of any change of location of any place of business or  recordkeeping or the  addition  of any new place of  business or  recordkeeping.  Seller  further warrants and represents  that the only office where it keeps records  concerning the accounts herein referred to is its chief place of business set forth below.

     16. Assignment.  This agreement may be assigned by Purchaser without notice to Seller.  However,  this  Security  Agreement  may not be  assigned  by Seller without written consent of Purchaser.

     17. Amendment.  This Agreement contains the entire agreement of the parties hereto, and neither shall be bound by anything not expressed in writing.

     18.   Construction;   Consent  to  Service  of   Process.   The   validity,
interpretation  and effect of this  agreement and guaranty  shall be governed by the laws of the  Commonwealth  of  Pennsylvania.  Seller  hereby  consent to the jurisdiction of all courts in Pennsylvania  and hereby appoint Henry I. Langsam,
Esquire,   whose  address  is  1616  Walnut  Street,  Suite  812,  Philadelphia,
Pennsylvania,  or any adult  nominee  appointed  by Henry I. Langsam as Seller's
Agent for  Service  of  Process.  Said  appointment  is for the sole  purpose of acceptance  of service of process and no other;  and Seller  shall pay all costs and  expenses  incurred  by said Agent in  notifying  them of the service of any process.  Seller  hereby  authorizes  said  Agent to send  notices to Seller via certified mail,  return receipt  requested,  at Seller's chief place of business listed below.  Nothing herein contained shall require Purchaser to institute any action against Seller in the Commonwealth of Pennsylvania; Purchaser reserves to itself the sole right to choose any other valid  jurisdiction  for such purpose, and serve process in accord with the laws of said jurisdiction.

     19. Assent to Decree.  Seller,  in the event of default  hereunder,  hereby assents to the entering of a decree for the sale of the  collateral by any court of competent jurisdiction without notice to or service of process on the Seller.

     20.  Power of  Attorney--Seller.  Seller  hereby  appoints  and  authorizes
Purchaser any assignee of Purchaser,  Langsam Borenstein Partnership ("LBP") and
Henry I.  Langsam as  Seller's  attorney-in-fact  to deal  generally  and in all respects, without restriction,  in and with all of the real or personal property of Seller  wherever  situate and whether or not such property is included in the collateral  described  herein  as if said  property  were  owned  by  Purchaser, including the right to endorse on its behalf  Seller's name of checks,  or other forms of remittance  received where such  endorsement  may be required to effect collections, or to take possession of, sell or transfer any forms of collateral, such as  letters of  credit,  deeds of trust,  notes,  deeds,  etc.,  where said collateral  must be looked to by  Purchaser  for  collection  of Seller's  debts hereunder. This power of attorney shall be deemed to be coupled with an interest and shall not be revoked  and cannot be revoked  except  with the prior  written consent of Purchaser.

     21. Power of Sale. In event of a default,  Henry I.  Langsam,  or agents of the  secured  party  shall  have the power to sell or  otherwise  dispose of the collateral or any part thereof in such manner, at such time and place, upon such terms and conditions and upon such notice as the Purchaser may deem  appropriate and apply the proceeds toward any indebtedness hereby secured.  This power shall be deemed to be coupled  with an  interest  and may not be revoked  without  the consent of the Purchaser.

     22. Intentionally Omitted.

     23. Term.  This  Agreement  shall begin on the date first written above and continue  in full  force and  effect for a period of one (1) year and so on from term to term,  unless either party gives written  notice of termination at least sixty (60) days before the  expiration  of the then current  term,  except that, after the  occurrence of any event of default as defined in Paragraph 10 and the
Purchaser may terminate  this Agreement at any time without notice to the Seller if the  Purchaser  becomes  insecure as to the Sellers'  performance.  Provided, however,  that all  obligations of Seller,  and all remedies of Purchaser  under this  Agreement  shall  continue  in full force and effect  until full and final performance of Seller's obligations hereunder.

     24. Continuing  Purchases.  The parties  contemplate a continuous course of purchase of accounts by Purchaser and  concurrent  advances to Seller during the term of this  Agreement.  Seller shall offer to  Purchaser  accounts in the face amount of at least  $5,000 per month.  Seller  warrants  that it shall not enter into any other  factoring or similar  agreement  with any other entity or person during  the  term of  this  Agreement  without  the  prior  written  consent  of
Purchaser.  In the event Seller  breaches any of the provisions of the Paragraph setting forth the terms of this Agreement, Seller shall pay to Purchaser the sum of $1,000 as liquidated damages for said breach.

     25.  Persons  Authorized.  Seller hereby  authorizes  the  following  named persons to  execute  continuing  Schedule  "A's" and  Schedule  "B's" and assign thereby to the Purchaser the accounts of Seller contained  therein and to accept and receive monies advanced thereon by Purchaser:

              NAME                                                          TITLE

George Lovato, Jr.                                   President

Sarah Goodwin                                        Assistant to the Chariman

Bernadette Strader                                   Administrative Assistant

Purchaser  may, at its option,  require  such  persons to execute and deliver to
Purchaser  signature  cards or the like for the  purpose of  authenticating  the identity of the above-named persons.

     26. Possessory Rights of Purchaser After Default. In the event of a default by Seller,  Purchaser  shall have all rights  permitted  under  Article 9 of the
Uniform  Commercial  Code or Commercial Law of the State in which the collateral is located,  including, but not limited to the rights of removal, possession and sale as found in Section 9-501 et seq. of the Uniform Commercial Code as enacted in the jurisdiction where the collateral is located.

     27.  Attorneys'  Fees and Costs.  With the  exception  of a  confession  of judgment (however,  this exception shall not apply in Purchaser's  election if a confession of judgment is opened,  revoked,  stricken or vacated),  if Purchaser spends time or hires others to represent it with regard to any breach  hereof or to collect or if  Purchaser  chooses to file suit  against  Seller for breach of this Agreement,  or both for any breach hereof or to recover sums due under this
Agreement by virtue of any breach thereof by Seller, Seller shall be jointly and severally liable for and they shall pay Purchaser,  upon demand, the full amount of collection charges and/or attorneys' fees incurred by Purchaser and all costs of suit including,  but not limited to, court costs, filing fees, transcript and deposition  costs,  exhibit costs,  travel expenses,  witness fees and all other costs of suit.  Attorneys' fees shall include  reasonable charges for attorneys, paralegals, legal assistants, secretaries and clerks. Attorneys' fees of $250 at a minimum per hour shall be reasonable.

     28.  Remedies  Cumulative.   All  rights  and  remedies  of  Purchaser  are
cumulative to the full extent permitted by law.

     29. Continuing  Effect. The provisions of this Agreement and Guaranty shall apply to all present and future  transactions  whereby Purchaser advances monies to Seller or whereby Seller sells or assigns accounts to Purchaser.

     30. Invalidity of Clause Does Not Invalidate Agreement. If any provision of this  Agreement  or of any  other  document  or  agreement  that is part of this transaction  shall  contravene or be invalid under the laws of the United States or of any state,  such  contravention  or invalidity  shall not invalidate  this
Agreement or the supporting  documents to this Agreement or any other  agreement that is part of this  transaction  but they shall be construed as not containing said  provision,  and the rights and  obligations  of the parties  through  this
Agreement  and  its  supporting   documents  and  other   agreements   shall  be
interpreted, construed and enforced accordingly.

     31. CONFESSION OF JUDGMENT.  SELLER AND GUARANTOR, AND EACH OF THEM, HEREBY
AUTHORIZE  ANY  PROTHONOTARY  OR ANY ATTORNEY OF ANY COURT OF RECORD  WITHIN THE
UNITED  STATES,  OR ELSEWHERE,  TO APPEAR FOR AND CONFESS  JUDGMENT  AGAINST AND
ACCEPT SERVICE OF PROCESS FOR THEM, OR ANY OF THEM, AT ANY TIME OR TIMES,  AS OF
ANY TERM,  FOR THE UNPAID  BALANCE OF ANY SUMS DUE UNDER THIS  AGREEMENT AND ALL
OTHER  LIABILITIES OF SELLER TO PURCHASER,  OR ANY  ASSIGNEE(S)  WITH OR WITHOUT
DECLARATION  FILED,  WITH  INTEREST  AND COSTS,  RELEASE  OF  ERRORS,  WAIVER OF
APPEALS,  WITHOUT STAY OF  EXECUTION  AND WITH  COLLECTION  COSTS OF TEN PERCENT
(10%) FOR EACH  SEPARATE  EXECUTION  REQUIRED  TO  SATISFY  THE SUM DUE,  OR, IF
GREATER IN AMOUNT, THE SUM OF TWO THOUSAND FIVE HUNDRED  ($2,500.00) DOLLARS FOR
EACH CONFESSION FILED. SELLER AND GUARANTOR WAIVE THEIR RIGHTS OF INQUISITION ON
ANY REAL  ESTATE  THAT MAY BE LEVIED  UPON TO  COLLECT  THE AMOUNT DUE UNDER THE
JUDGMENT  OBTAINED BY VIRTUE  HEREOF,  AND SELLER AND GUARANTOR DO FURTHER AGREE
THAT  SAID REAL  ESTATE  BE SOLD ON A WRIT OF  EXECUTION  AND  HEREBY  WAIVE AND
RELEASE ALL RELIEF FROM ANY AND ALL APPRAISEMENT,  STAY AND EXCEPTION LAW OF ANY
STATE,  NOW IN FORCE OR HEREAFTER  ENACTED,  AND ANY RIGHT TO EXCEPT TO,  STRIKE
OFF,  OPEN OR APPEAL FROM THE  JUDGMENT  SO ENTERED;  AND IF A TRUE COPY OF THIS
INSTRUMENT SHALL BE FILED IN SUCH ACTION,  IT SHALL NOT BE NECESSARY TO FILE THE
ORIGINAL  AS  A  WARRANT  OF  ATTORNEY,  ANY  RULE  OF  COURT  TO  THE  CONTRARY
NOTWITHSTANDING.  THE RIGHT TO CONFESS JUDGMENT  HEREUNDER WILL NOT BE STAYED BY
ANY ONE EXERCISE OF SAME. THERE MAY BE MULTIPLE CONFESSIONS.

                                                                        Initials

     32. WAIVER OF TRIAL BY JURY.  SELLER AND  GUARANTOR  HEREBY WAIVES TRIAL BY
JURY AND THE RIGHT TO  INTERPOSE  ANY  COUNTERCLAIM  OR OFFSET OF ANY  NATURE OR
DESCRIPTION  IN ANY  LITIGATION  ARISING  UNDER THIS  AGREEMENT OR ANY LIABILITY
HEREUNDER OR ENFORCEMENT OF REMEDIES HEREUNDER BY PURCHASER.

                                                                        Initials

     33. Required Forms.  When Seller offers a Schedule of Accounts to Purchaser for sale,  Purchaser  shall receive an original  invoice  together with one copy thereof both original and copy  containing a Notice of Assignment,  and proof of performance  acceptable to purchaser  including but not limited to a copy of the
Bill of Lading,  shipping  documents,  proof of delivery,  proof of performance, proof of acceptance,  any Contract,  any Purchase Order, and/or a Purchase Order
number which corresponds with said invoice(s), as appropriate to the business of
Seller.

     34.  Access to Records  and  Reports.  At least  quarterly  and sooner upon request,  Seller  shall  promptly  furnish  Purchaser  with  statements  showing
Seller's financial  condition and the results of Seller's  operation.  Purchaser may at all times have access to  inspect,  audit and make  extracts  from all of
Seller's records, files, and books of accounts.  Seller shall provide Purchaser, without  demand,  within  120 days of the  close of each  fiscal  year,  all tax returns and financial statements.

     35 Payment of Disputed  Account.  Seller will  immediately pay to Purchaser the full  amount  of any  account  subject  to a  customer  dispute  of any kind whatsoever.

     36  Charge-Back.  If Seller does not fully  settle a dispute  upon  demand,
Purchaser may, in addition to any other remedies under this Agreement, charge or sell back the account to Seller.

     37 Charge-Back for Invoicing  Error.  Mistaken,  incorrect and/or erroneous invoicing,  submitted by Seller to Purchaser  may at  Purchaser's  discretion be deemed a disputed invoice and be charged-back to Seller.

     38 Notice of  Dispute.  Seller must  immediately  notify  Purchaser  of any disputes between customer or account debtor and Seller on assigned invoices.

     39  Settlement of Dispute.  Purchaser may settle any dispute  directly with customer.  Such settlement does not relieve Seller of final  responsibility  for payment of such account.

     40  Disposal  of  Documents.   Seller  authorizes  Purchaser  in  its  sole
discretion  to dispose of any  documents,  schedules,  invoices or other  papers delivered to Purchaser in connection with this  Agreement,  at any time at least six (6) months after they have been delivered to Purchaser.

     41  Hold  Harmless.  Seller  shall  hold  Purchaser  harmless  against  any customer's ill will arising from Purchaser's collecting or attempting to collect any accounts.

     42 Paragraph Headings. Paragraph headings are inserted for convenience only and do not form a part of this Agreement.

     43 Clerical  Errors or Omissions.  All  stenographic  or clerical errors or omissions are subject to correction.

     44  Jurisdiction,  Venue and Governing  Law. All parties  hereto agree that this  Agreement  shall be  governed  by the laws of  Pennsylvania.  In any legal proceeding  involving,  directly  or  indirectly,  any matter  arising out of or related to this Security  Agreement or the relationship  evidenced hereby,  each undersigned party hereby  irrevocably  submits to the exclusive  jurisdiction of any state court located in any county in the Commonwealth of Pennsylvania  where
Purchaser  maintains an office or does business  and/or the federal court in the
Eastern District of Pennsylvania,  and Seller agrees not to raise any objections to such  jurisdiction  or to the laying or  maintaining of the venue of any such proceeding  in such  county or  district.  Each  undersigned  party  agrees that service  of  process  in any such  proceeding  may be duly  effected  upon it by mailing a copy thereof by certified mail,  postage prepaid,  to each undersigned party.  Seller accept  jurisdiction and venue in Philadelphia,  PA or such other
Pennsylvania County as Purchaser shall maintain an office.

     45  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

     46 Faxed Copies. The parties agree that a facsimile of the signed Agreement constitutes  a  legally  binding,  original  document,  obligating  the party or parties whose signatures appear thereon.

                        [Space Left Intentionally Blank]

     IN WITNESS WHEREOF, Seller have executed this Agreement,  and Purchaser has noted its acceptance by its authorized representative.

                  SELLER:           Americana Publishing, Inc.
Attest:

                                    BY:                                                         [SEAL]
                                    GEORGE LOVATO, JR., President

[Corporate Seal]                    Date:

                                    Langsam Borenstein Partnership
Witness

                                    BY:                                                         [SEAL], 2002.
                                    HENRY I. LANGSAM, Manager
                                    Date:

STATE OF NEW MEXICO        :
                                            : SS.
COUNTY OF BERNALILLO       :

     On this  day of , 2002,  before  me,  the  undersigned  Notary,  personally appeared  George Lovato,  Jr., who  acknowledged  himself to be the President of
Americana Publishing,  Inc., and that he being authorized so to do, executed and acknowledged  the  foregoing  Security  Agreement  and Power of Attorney for the
purposes therein contained.

                                            Notary Public

                                            My Commission expires:

Langsam Borenstein Partnership
                                                                                                 SCHEDULE "A"

Seller: Americana Publishing, Inc.
                                                                                                                   Schedule
                                                                                                 No.
Guarantor(s): None
                                                                                                 Total Purchase    $
                                                                                                 Hold Back         $
                                                                                                   Discount        $
                                                                                                 Misc. Charge      $
DATE:                                                                                            Net Check Amt. $

All  invoices  are  subject to approval by Langsam  Borenstein  Partnership  Any invoice  that is  stricken  from this  schedule  will not alter the terms of the contract.

                                                     SCHEDULE OF ACCOUNTS ASSIGNED
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

DATE OF INVOICE         PO #               NAME                AMOUNT            INVOICE              DATE              AMOUNT
                                                                                                    ADVANCED           ADVANCED
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

TOTALS
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------

All of the above  invoices  are due and  payable on or before the 30th day after the invoice or Seller shall be in default.

Attached hereto and  incorporated  herein by reference are copies of acceptances of services performed or goods received by Seller for each account assigned.

For  valuable  consideration,  receipt  of which  is  hereby  acknowledged,  and intending to be legally bound hereby,  the  undersigned  hereby sells,  assigns, sets over and transfers to Langsam  Borenstein  Partnership its  successors,  or assigns,  all its right, title and interest in and to the accounts  above-named, including all monies due or to become due thereon,  all in  accordance  with and pursuant to that  certain  Security  Agreement  now  existing by and between the undersigned and Langsam Borenstein Partnership, the conditions, representations, warranties and agreements of which are made part of this sale and assignment and are incorporated herein by reference. ASSIGNOR: American Publishing, Inc.

                                                              BY:                                                            (SEAL)
                                                                    NAME: George Lovato, Jr.
                                                                    TITLE: PRESIDENT

                                  SCHEDULE "B"

Discount rate to be charged  under the Security  Agreement and Power of Attorney dated , 2002, by and between Americana  Publishing,  Inc. and Langsam Borenstein
Partnership ("LBP") shall be as stated below. LBP shall advance 70% of the gross amount of each  account  assigned to LBP.  The  discount  will be charged on the gross amount of each account, not on the amount of the cash advance, and will be calculated  on the greater of $25.00 per  invoice or the number of days  between the advance of monies to Seller and the date of collection by LBP as follows:

                                   Schedule B

                   Length of Time Outstanding Percentage Rate
                                 Days 1-30 4.0%
                                   31-40 5.0%
                                   41-50 6.0%
                                   51-60 7.0%
                                   61-70 8.0%
                                   71-80 9.0%
                                   81-90 10.0%

Seller is  required to buy back  invoice by 91st day,  but if Seller does not do so, add 4% and increase and 1% every 10 days thereafter.

     Any account  not paid within 90 days shall be assessed an added  penalty of
4% of the gross amount and the discount  schedule shall thereupon revert to step one above (1-30 days) and the discounts  shall  accumulate and the process shall be repeated,  with discounts figured  cumulatively  until the account is paid in full. In addition,  LBP may assert its rights under  paragraph 1 of the Security
Agreement with respect to accounts not paid within 120 days.

     Seller will  repurchase any invoices not paid in ninety (90) days from date of purchase at one hundred  (100%) percent of face value in one of the following manners or  combination  thereof,  at Purchaser's  option:  1) by submitting new invoices;  2) by  deducting  from reserve  accounts;  3) by payment from Seller.
Short payments,  discounts and any obligations Seller may have to Purchaser will be deducted in the same manner.

     Notwithstanding  anything to the contrary above, the minimum discount shall be twenty-five dollars per invoice.

     The  remainder  of any account  after  advances to Seller less any charges, discounts  as listed above or  deductions  or other monies owed to LBP by Seller plus any  overpayment  will be paid to Seller by LBP upon  payment to LBP by the party indebted on said account.

     There will be a one time closing fee of $1000.00, $500.00 of which was paid and $500.00 of which will be deducted  from the first  three cash  advances.  If
Mortgages  or  Deeds  of  Trust on real  properties  are  involved,  the cost of preparing and recording the security  instruments shall also be deducted at that time.  LBP reserves the right to order a credit  report--at a cost not to exceed
$50.00 per  report--on  the debtor of any account  offered by Seller to LBP; and
said cost shall be charged to Seller and deducted from the next advance. Langsam
Borenstein  Partnership shall, at Seller's request,  make such reports available to Seller.

ATTEST:                                              Americana Publishing, Inc.

                                                     BY:
                                                     (SEAL)
By:                                                  Name: George Lovato, Jr.
                                                     Title: President

                                                     Langsam Borenstein Partnership

BY:                                                  (SEAL)
                                                     Name: Henry I. Langsam
                                                     Title: Manager

                           AMERICANA PUBLISHING, INC.
                           303 San Mateo NE Suite 104A
                              Albuquerque, NM 87108
                                  505-265-5123
                                505-265-0632 Fax

                                                       Date:

   VIA FACSIMILE, FAX #
   FIRST CLASS MAIL

   Attention:  Accounts Payable

   Re:     Assignment of Accounts Receivable for Americana Publishing, Inc.

   Dear Sirs:

     I am pleased to announce we have entered into a financing  arrangement with
Langsam  Borenstein  Partnership  and  their  financial   institution,   Langsam
Borenstein  Partnership  ("LBP"). As part of this arrangement,  we have assigned all of our accounts  receivables to them.  This financing  helps us to serve you better by enabling us to grow and profit from increased liquidity.

     This  arrangement  depends,   however,  on  the  cooperation  of  our  good
customers, such as you, to help make the system work.

     You are hereby requested and notified to make your remittance on all of our invoice(s)  payable  to the credit of Langsam  Borenstein  Partnership  with the payment sent directly to:

                         Langsam Borenstein Partnership
                       c/o Langsam Borenstein Partnership
                          1616 Walnut Street, Suite 812
                           Philadelphia, PA 19103-5308

     Please   acknowledge  below  receipt  and  acceptance  of  this  Notice  of
Assignment and your  acknowledgment  of no dispute or set off with regard to any of our  outstanding  invoices  with you and that you will  notify LBP within ten
(10) days if you  determine  that any  dispute or set off exists by signing  and returning this letter to LBP at the above mentioned  address,  keeping a copy of this letter for your files. These instructions shall remain in effect until such time  as you  receive  written  instructions  altering  the  arrangement  from a representative of LBP. A telefacsimile signature on this letter shall be equally as binding as an actual signature.

     We greatly  appreciate  your  business  and thank you for your help in this matter.

                                                       Very truly yours,

                                                       Americana Publishing, Inc.

                                                       By:
                                                       Name:
                                                       Title:

                                                       RECEIVED AND ACCEPTED BY:

                                                       Company Name:

                                                       Signature:

                                                       Print Name:

   Date:                                               Print Title:

Please mail the original executed document to Langsam Borenstein  Partnership in the enclosed envelope.  Please fax a copy to Langsam  Borenstein  Partnership at
(215) 732-3260.

   HIL/lbl

                                                                            SCH:
       CERTIFICATION OF REPRESENTATION AND WARRANTY COMPLIANCE OF NO FRAUD
             IN SALE OF RECEIVABLES BY AMERICANA PUBLISHING, INC. TO
                         LANGSAM BORENSTEIN PARTNERSHIP

     We, the undersigned, Americana Publishing, Inc. ("API"), do hereby certify, represent and warrant with respect to the attached  invoice(s) tendered for sale to Purchaser,  Langsam Borenstein  Partnership ("LBP"), to induce LBP to advance funds to purchase API's accounts  receivable,  and INTENDING TO BE LEGALLY BOUND
HEREBY, as follows:

     1.   Americana Publishing, Inc. business records and attached invoices were
          diligently   reviewed  by  the   undersigned   for   purposes  of  the
          certification;

     2.   The attached  invoice(s)  are true and  correct,  and are the original invoice(s);

     3.   The attached  invoice(s)  are for completed  work or completed sale of goods without  dispute or objection,  sold,  delivered and accepted by the account debtor;

     4.   The attached  invoice(s)  are for completed work or sale whose invoice has not been  previously  sold or  delivered by me to LBP or any other person or entity;

     5.   The  attached  invoice(s)  are for sale of  services  or  goods  whose invoices  have  never  been  billed  previously  or sold to any  other entity;

     6.   The attached  invoice(s)  are valid and are due and payable  solely to
          LBP and contain no duplicately billed items;

     7.   The undersigned  have made a thorough review and check of all relevant
          documents   in   order  to  make   the   assertions,   certifications,
          representations and warranties contained in this document;

     8.   I have not deposited,  received nor  negotiated any payment,  check or remittance  (collectively  "remittances") from an account debtor whose invoices were/are assigned to LBP and I have promptly forwarded to LBP all remittances received by me and others on my behalf;

     9.   Each account debtor invoice sold as a result of this certification has executed a Notification  of Assignment to LBP and has agreed to notify
          LBP within 10 days of any dispute or setoff;

     10.  The undersigned  acknowledge and agree that if there is any inaccuracy with respect to this  certification,  that said inaccuracy has induced
          LBP to purchase the accounts receivable units;

     11.  No  claim,  demand  or  action  is  pending  or  threatened  regarding non-payment of local,  state or federal taxes and that all tax filings
          with  governmental   authorities  having  jurisdiction  over  LBP  are
          current, accurate, and complete; and

     12.  A transmission of this certification by telefacsimile shall be equally as binding as delivery of an original.

I AGREE, VERIFY, CERTIFY, WARRANT, REPRESENT AND ATTEST TO ALL OF THE ABOVE.

                                                       AMERICANA PUBLISHING, INC.
Date:
                                                       BY:
                                                       George Lovato, Jr., President

Schedule:

                                                       BY:

                        CHECKLIST FOR FACTORING AGREEMENT

         1        Client Application
         2        Credit Applications for:
                  Seller
                  Guarantor(s)
         3        Financial Statements for:
                  Seller
                  Guarantor(s)
         4        Security Agreement with:
                  Schedule A
                  Schedule B
                  Affidavit regarding Confession of Judgment and Waiver of Jury Trial
         5        Certificate of Corporate Resolution
         6        Extract of Security Agreement
         7        Certification of Officers
         8        Warranty of Financial Statements for:
                  Seller
                  Guarantor(s)
         9        3 UCC-1 Forms
         10       Are all documents:
                  Signed?
                  Dated?
         11       Credit reports on:
                  Seller
                  Customers
                  Guarantors
         12       UCC Search on Seller to determine if he has the authority to sell and assign receivables.

         13       Obtain start-up check

INVOICE CONFIRMATION

INFORMATION TO BE SUPPLIED BY SELLER:

Schedule No.:

Customer P.O. # (if applicable):

Invoice #:

Americana Publishing, Inc. Internal number if different than invoice number:                                                     (if
applicable)

Name of Customer:

Name of Customer Employee Confirming Notice of Assignment:

Customer Department:

Customer's Phone Number:

Name, Title & Mailing Address and Facsimile Number of Person to send Notice of Assignment:

(This is for first invoice with each new customer)

*************************************************************************************************************
INFORMATION TO BE SUPPLIED BY Langsam Borenstein Partnership:

Date of Confirmation:

Time of Confirmation:

Initials of
Confirmor:

Status of P.O.: Confirmed                                              Not Confirmed

Confirmed with

                           Name

Comments:

                               REFERENCE OF TERMS

SELLER:  Company providing goods or services (e.g. Americana Publishing, Inc.)

CUSTOMER:         Company purchasing goods or services (e.g. Audio Partners)

                            CERTIFICATION OF OFFICERS

                                       of

                           AMERICANA PUBLISHING, INC.

To:      Henry I. Langsam, Partner
         Langsam Borenstein Partnership
         1616 Walnut St., Ste. 812
         Philadelphia, PA  19103

     In order to induce you to enter into a Security Agreement, purchase billing rights from AMERICANA  PUBLISHING,  INC. (the "corporation") above named, and to continue  to do so,  the  undersigned  officers  of  said  corporation  warrant, represent and covenant as follows:

     1.   The exact name of the corporation is AMERICANA PUBLISHING, INC..

     2.   The  corporation  was  incorporated  under  the  laws of the  State of
          Colorado and is in good standing under those laws.

     3.   The chief  place of business  of the  corporation,  being the place at which the  corporation  maintains its books and records  pertaining to accounts, contract rights, inventory, etc., is located at :

303 San Mateo NE, Suite 104A                         Bernalillo
STREET ADDRESS                                       COUNTY

Albuquerque                                          New Mexico 87108
CITY OR TOWN                                         STATE & ZIP CODE

It has no other places of business.

     4.   There is no provision in the certificate of  incorporation  or by-laws of the corporation,  or in the laws of the State of its incorporation, requiring  any vote or consent or share  holders to authorize the sale of any  billing  rights  of the  corporation.  Such  power  is  vested exclusively in its Board of Directors.

     5.   The  officers  of the  corporation,  and their  respective  titles and signatures are as follows:

PRESIDENT         George Lovato, Jr.        X
SECRETARY         Jay Simon                 X
TREASURER         Don White                 X

Except as indicated below,  each of said officers has signatory powers as to all your transactions with the corporation.

     6.   Prompt  written notice will be given to you of any change or amendment with  respect to any of the  foregoing  matters.  Until such notice is received by you,  you shall be entitled to rely upon the  foregoing in all respects. Very truly yours,

                                                     AMERICANA PUBLISHING, INC.

                                                     George Lovato, Jr.
                                                     President

                                                                                                          SELLER'S WARRANTY OF
FINANCIAL STATEMENTS

Seller warrants as follows:

     1. That the  financial  statements  which were  submitted  to  Purchaser by
Seller or anyone in behalf of Seller  and all books of  account  and  records of
Seller are true and correct and have been prepared in conformity  with generally accepted accounting  principles;  correctly reflect valid transactions and asset values,  correctly  reflect  the  financial  condition  of  Seller  as of  their respective  dates and the results of Seller's  operations  during the respective periods covered thereby and that Seller has no liabilities or obligations either contingent or otherwise  except as those disclosed on said financial  statements submitted.

     2.  That  there  has been no  material  adverse  change  which has not been disclosed to Purchaser in Seller's  financial  condition  from that shown in its balance sheet, profit and loss statement, and any other financial data which has been  submitted to  Purchaser  as an  inducement  to purchase  receivables  from
Seller.

                                                     AMERICANA PUBLISHING, INC.

                                                     BY:
                                                     NAME:      George Lovato, Jr.
                                                     TITLE:    President

                           AMERICANA PUBLISHING, INC.
                           303 San Mateo NE Suite 104A
                              Albuquerque, NM 87108
                                  505-265-5123
                                505-265-0632 Fax

Langsam Borenstein Partnership
1616 Walnut St., Ste. 812
Philadelphia, PA  19103

         Re:      Applicable Laws and Jurisdiction and Venue

Gentlemen:

     We, the undersigned,  agree that all business  transactions pursuant to the
Security  Agreement are governed by the laws of the Commonwealth of Pennsylvania and we agree that it is the place of origin of all agreements.

CONSENT TO JURISDICTION AND VENUE

     In any legal  proceeding  involving,  directly  or  indirectly,  any matter arising  out of or  related  to  this  Security  Agreement  or the  relationship evidenced  hereby,  each  undersigned  party hereby  irrevocably  submits to the exclusive  jurisdiction  of  any  state  court  located  in  any  county  in the
Commonwealth  of  Pennsylvania  where  Purchaser  maintains  an  office  or does business and/or the federal court in the Eastern District of  Pennsylvania,  and
Seller agrees not to raise any objections to such  jurisdiction or to the laying or maintaining  of the venue of any such  proceeding in such county or district.
Each undersigned party agrees that service of process in any such proceeding may be duly  effected upon it by mailing a copy thereof by certified  mail,  postage prepaid, to each undersigned party.

         Thank you very much.
                                            Very truly yours,
ATTEST                                      AMERICANA PUBLISHING, INC.

                                             BY:
              (SEAL)                         George Lovato, Jr.

Name:
Title:
[corporate seal]
(SEAL)                                                   Witness

                        EXTRACT OF THE SECURITY AGREEMENT
               AND STATEMENT OF ASSIGNMENT OF ACCOUNTS RECEIVABLE

     Americana  Publishing,  Inc.  has assigned or intends to assign one or more accounts  receivable to Langsam  Borenstein  Partnership in accordance  with the
Uniform Commercial Code as enacted in the State of Pennsylvania. The Assignor is a Corporation,  Americana  Publishing,  Inc. The principal  place of business of assignor is: 303 San Mateo NE Suite 104A, Albuquerque, NM 87108. The assignee is a Limited  Liability  Company.  The business address of assignee is: c/o Langsam
Stevens LLP, 1616 Walnut Street, Ste. 1700, Philadelphia, PA 19103.

ASSIGNOR:                                   ASSIGNEE:
AMERICANA PUBLISHING, INC.                  Langsam Borenstein Partnership

BY:                                         BY:
GEORGE LOVATO, JR.                          HENRY I. LANGSAM
President                                   Manager

                               CLIENT SCHEDULE "A"
                               FACTORING CHECKLIST

1        Factoring Agreement Letter for Customer/Account Debtor
         Signed and Dated [This will be signed by the Buyer's Representative, but it also must go to the Accounting Department, who will pay.]

2.       Schedule of Accounts Assigned (Schedule "A")

3.       Invoice Confirmation for each Account Debtor

4.       Proof of Delivery/Performance

5.       Original Invoices with assignment stickers or assignment
         notice type in the invoice

6.       Copies of Invoices after assignment stickers
         are applied

7.       Addressed Envelopes to Account
         Debtors with Postage and
         LBP return address on envelope

8.       Certification

9.       Run Tape of Totals
         showing all calculations

         Attach Calculator Tape             $                                   Total Sold

                                            $                                   less hold back  (20%)

         [HERE]                             $                                   less miscellaneous

                                            $                                   less miscellaneous

                                            $                                   wire fee

                                            $                                   net wire

                         LANGSAM BORENSTEIN PARTNERSHIP
                               1616 WALNUT STREET
                                    SUITE 812
                      PHILADELPHIA, PENNSYLVANIA 19103-5308
                                 (215) 732-3255
                               FAX (215) 732-3260
                            TOLL FREE (877) 35-FACTOR
                           HLANGSAM@LANGSAMSTEVENS.COM

Secretary of State
UCC Division
State Capital Building
Santa Fe, NM 87503

         Re:      UCC-3 Filing for Americana Publishing, Inc.

Dear Sir/Madam:

     Enclosed  herein,  please  find a UCC-3 to be filed  in your  office.  Also enclosed is a check for $20.00  payable to the  Secretary of State for the fees.
Please  send  back  a   time-stamped   copy  to  this  office  in  the  enclosed
self-addressed stamped envelope provided for your convenience.

     Thank you for your help in this matter.

                                                     Very truly yours,

                                                     HENRY I. LANGSAM

Enclosure
SASE

                         LANGSAM BORENSTEIN PARTNERSHIP
                               1616 WALNUT STREET
                                    SUITE 812
                      PHILADELPHIA, PENNSYLVANIA 19103-5308
                                 (215) 732-3255
                               FAX (215) 732-3260
                            TOLL FREE (877) 35-FACTOR
                           HLANGSAM@LANGSAMSTEVENS.COM

Secretary of State
UCC Division
State Capital Building
Santa Fe, NM 87503

         Re:      UCC-1 Filing for Americana Publishing, Inc.

Dear Sir/Madam:

     Enclosed  herein,  please  find a UCC-1 to be filed  in your  office.  Also enclosed  is a check for  $20.00  payable  to  Secretary  of State for the fees.
Please  send  back  a   time-stamped   copy  to  this  office  in  the  enclosed
self-addressed stamped envelope provided for your convenience.

     Thank you for your help in this matter.

                                                              Very truly yours,

                                                              HENRY I. LANGSAM

Enclosure
SASE

                        UNIFORM COMMERCIAL CODE CHECKLIST

1.  Obtain UCC 1 form from shelves in clerk's office                   _______

2.  Get full legal name and mailing address of debtor and fill in section entitled Debtor.  There is more than one section for debtor so if there is more than one debtor, you may fill
     in multiple names.  There is 1(a), 1(b).                          _______

3.  Fill in name and address of secured party.  There is a block on the UCC 1 entitled secured party and you fill the secured
     parties name in under that block.                                 _______

4.  There are three blocks that include Secretary of State,
     Prothonotary and real estate records of _____.  UCC 1's can be filed with the Secretary of State in Harrisburg and that gives statewide notice with the county in which the debtor is situate, and with the recorder of deeds.  Generally, we usually do the
     County where the debtor is situated with the Prothonotary
     and the Secretary of State.  So you will have to do a UCC1 for each of those entities and you must check the appropriate
     block.                                                            ________

5.  Number of additional sheets if any put 1.  Under identify collateral by item or type.  I have a standard collateral
     paragraph in the finance manual.  Under Item 9-identify
     collateral there is an Exhibit "A" you type as much of the
     Exhibit "A" in here especially the first sentence, then you type "see attached Exhibit "A".  Check the block entitled
     products of the collateral.                                       __________

6.  Do a debtors signature under number 11.  Under return receipt to put HIL, Esquire, Partner, LANGSAM BORENSTEIN address.

                       CERTIFICATE OF CORPORATE RESOLUTION

     I,  George  Lovato,   Jr.,  President  of  Americana   Publishing  Inc.,  a
corporation organized under the laws of the State of Colorado, do hereby certify that at a special  meeting of the Board of Directors of said  corporation,  duly held at its  office on the ____ day of  ________,  2002,  at which a quorum  was present  and acting  throughout,  the  following  resolutions  were duly  moved, seconded and unanimously adopted:

     RESOLVED:  That it is in the best  interest of this company to borrow money and obtain credit in any amount from Langsam Borenstein Partnership ("LBP")
     on such  terms as may  seem to any  officer  or  Chairman  of the  Board of
     Directors or Chairman of the Executive Committee of this company advisable, and such officer is  authorized  and  empowered to enter into,  execute and deliver to LBP  agreements  therefore,  (including  Security  Agreement and
     Power of Attorney to LBP [and all related  closing  documents  requested by
     LBP]) and any promissory or collateral note evidencing any  indebtedness to
     LBP including all drafts and acceptances of this company; to execute powers of attorney;  to assign accounts receivable as collateral security; to sell accounts  receivable at a discount;  to execute  applications for letter of credit;  to pledge inventory assets or material as collateral  security for any loan or  financing  agreement;  to provide  full  recourse  for LBP; to assign with full recourse to LBP third party promissory notes,  conditional sales  contracts,  chattel  mortgages  or other  third party  evidences  of indebtedness  together  with  any  collateral  securing  such  third  party indebtedness; to execute mortgages on the real or personal property of this company  to LBP as  security  for  any  loan;  to  execute  assignments  or satisfactions of any mechanic's  lien; to execute security  instruments and financing  statements under the Uniform  Commercial Code; to assign letters of  credit  in favor of this  company  to LBP as  security  for any loan or financing  agreement;  to deliver  financial  and other  statements of this company to LBP and to make,  execute and  deliver  any and all  agreements, security  instruments,  documents and certificates as may from time to time be  required  by LBP to carry  out and give  effect  to the  above;  and as security to pledge or assign and deliver  accounts  receivable or any other indebtedness or chooses in action,  stocks,  bonds, bills,  receivables and other negotiable papers,  bills of lading,  warehouse  receipts,  insurance policies and  certificates  of any other  property  held by or belonging to this  company and such  officer has full  authority  to endorse,  assign or guarantee  the  same  in the  names  of  this  company;  to  guarantee  the obligations  of any  other  person,  firm or  corporation  to LBP and  such officer and/or designated  employees of the company are hereby empowered to deliver to LBP any or all documents and  securities or other property to be held by LBP in pledge or otherwise;  such additional power and authority as is  required  to enter in a  factoring  Agreement  with LBP is granted  and ratified;  any officer of this corporation is given such further  authority and power as is not  expressly  granted  above to do such  further acts and deliver and  execute  such  further  things as is  necessary  and proper to fulfill the purposes of this  resolution:  namely to enter into a factoring agreement with the LBP; and it was further

     RESOLVED:  That any officer, agent or nominee of LBP or any assignee of LBP is hereby authorized to endorse the name of this corporation to any and all checks,  drafts and other  instruments  or orders for the  payment of money payable  to this  corporation  or its  order,  to  deposit  the same in any account or accounts of LBP with any entity,  bank or trust company,  and to deal with any and all such checks,  drafts and other  instruments or orders for the payment of money, and proceeds thereof as the property of LBP ; and
     it was further

     RESOLVED:  That any bank or trust company be, and it hereby is,  authorized and  requested to receive for deposit to the credit of LBP without  further inquiry,  all such checks,  drafts and other orders or instruments  for the payment of money,  payable to this  corporation or its order, and that said entity,  bank  or  trust  company  shall  be  under  no  liability  to this corporation  for the  disposition  which  said LBP may or shall make of the said instruments or the proceeds thereof.

     I further certify that the foregoing  resolutions  remain in full force and effect,  have not been rescinded or modified,  and conforms with the charter and by-laws of the corporation.

     IN  WITNESS  WHEREOF,  I have  hereunto  set my hand as  Secretary  of said corporation  and affixed its corporate  seal, by order of its Board of Directors this day of , 2002.

ATTEST                                          AMERICANA PUBLSHING, INC.

 Name:                                          George Lovato, Jr., President (SEAL)

(SEAL)